Provision for Site Reclamation and Closure (Details Narrative) - Provision for Decommissioning, Restoration and Rehabilitation Costs $ in Thousands, $ in Thousands	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CAD ($)
Statement [Line Items]
Other provisions, undiscounted cash flows	$ 4,938	$ 5,060
Major assumptions made concerning future events, other provisions, inflation rate	2.50%	2.00%
Major assumptions made concerning future events, other provisions, discount rate	1.68%	1.21%